POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Wayne W. Murdy, Bruce D. Hansen, Britt D. Banks and W. Durand Eppler, each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to (i) the Registration Statement on Form S-8 or such other form as may be appropriate and any amendments thereto (including post-effective amendments) registering the issuance from time to time of up to 3,000,000 additional shares of common stock of the Corporation to be issued pursuant to the Newmont Retirement Savings Plan (Non-Union) and the Newmont Retirement Savings Plan For Hourly-Rated Employees, and (ii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 19 day of March, 2002.


Signature                                    Title


                                             Director
-----------------------------------
        Glen A. Barton

        /s/ Vincent A. Calarco               Director
-----------------------------------
        Vincent A. Calarco

        /s/ Ronald C. Cambre                 Director
-----------------------------------
        Ronald C. Cambre

        /s/ James T. Curry, Jr.              Director
-----------------------------------
        James T. Curry, Jr.

        /s/ Joseph P. Flannery               Director
-----------------------------------
        Joseph P. Flannery

        /s/ M. Craig Haase                   Director
-----------------------------------
        M. Craig Haase

        /s/ Michael S. Hamson                Director
-----------------------------------
        Michael S. Hamson

-----------------------------------          Director
        Leo I. Higdon, Jr.

        /s/ Pierre Lassonde                  Director
-----------------------------------
        Pierre Lassonde

        /s/ Robert J. Miller                 Director
-----------------------------------
        Robert J. Miller

        /s/ Wayne W. Murdy                   Chairman of the Board and Chief
-----------------------------------          Executive Officer
        Wayne W. Murdy                       (Principal Executive Officer)

        /s/ Robin A. Plumbridge              Director
-----------------------------------
        Robin A. Plumbridge

        /s/ John B. Prescott                 Director
-----------------------------------
        John B. Prescott

        /s/ Moeen A. Qureshi                 Director
-----------------------------------
        Moeen A. Qureshi

        /s/ Michael K. Reilly                Director
-----------------------------------
        Michael K. Reilly

        /s/ Seymour Schulich                 Director
-----------------------------------
        Seymour Schulich

        /s/ James V. Taranik                 Director
-----------------------------------
        James V. Taranik

-----------------------------------          Senior Vice President and Chief
        Bruce D. Hansen                      Financial Officer
                                             (Principal Financial Officer)

-----------------------------------          Vice President and Controller
        Linda K. Wheeler                     (Principal Accounting Officer)